UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 10, 2018

MCBC Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37502 (Commission File Number)	06-1571747 (IRS Employer Identification No.)

100 Cherokee Cove Drive Vonore, Tennessee (Address of Principal Executive Offices)	37885 (Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

Agreement to Acquire Crest Marine, LLC

On September 10, 2018, MCBC Holdings, Inc., a Delaware corporation (the “Company” or the “Purchaser”) entered into an agreement to acquire all of the outstanding membership interests and other equity securities of Crest Marine, LLC, a Michigan limited liability company (“Crest”) from its existing members (collectively, the “Sellers”) pursuant to a membership interest purchase agreement, dated as of September 10, 2018 (the “Membership Interest Purchase Agreement”), by and among the Purchaser, the Sellers and Patrick Fenton, as representative for the Sellers (the “Acquisition”) for an aggregate purchase price of approximately $80 million, subject to customary adjustments for the amount of working capital in the business at the closing date.  A portion of the purchase price will be deposited into escrow accounts in order to secure certain post-closing obligations of the Sellers.  The Membership Interest Purchase Agreement contains customary representations and warranties regarding the Purchaser, Crest and the Sellers, customary covenants, including post-closing restrictive covenants from the Sellers and certain other parties in favor of the Purchaser, indemnification provisions and other provisions customary for transactions of this nature.  The Acquisition is expected to close in the fourth quarter of calendar year 2018, subject to customary closing conditions.

The foregoing description of the Membership Interest Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Membership Interest Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.  Certain schedules and annexures to the Membership Interest Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or annexure upon request.

The Membership Interest Purchase Agreement has been provided solely to inform investors of its terms.  The representations, warranties and covenants contained in the Membership Interest Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Membership Interest Purchase Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate.  In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Membership Interest Purchase Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company.  The Company’s stockholders and other investors are not third-party beneficiaries under the Membership Interest Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or Crest or any of their respective subsidiaries or affiliates.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on September 10, 2018, announcing the execution and delivery of the Membership Interest Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995).  Forward-looking statements can be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and includes the statements in this Form 8-K related to the Acquisition.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: the satisfaction of certain conditions set forth in the Membership Interest Purchase Agreement, and other factors affecting the Company detailed from time to time in the Company’s filings with the Securities and Exchange Commission.  Many of these risks and uncertainties are outside the Company’s control, and there may be other risks and uncertainties which the Company does not currently anticipate because they relate to events and depend on circumstances that may or may not occur in the future.  Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions at the time made, the Company can give no assurance that the Company’s expectations will be achieved.  Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation (and the Company expressly disclaims any obligation) to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether because of new information, future events, changes in assumptions or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibits are being furnished as part of this report:

Exhibit No.	Description

2.1

Membership Interest Purchase Agreement, dated September 10, 2018 among MCBC Holdings, Inc., all of the members of Crest Marine, LLC and Patrick Fenton, as representative for the members of Crest Marine, LLC

99.1	Press Release dated September 10, 2018

EXHIBIT INDEX

Exhibit No.	Description

2.1

Membership Interest Purchase Agreement, dated September 10, 2018 among MCBC Holdings, Inc., all of the members of Crest Marine, LLC and Patrick Fenton, as representative for the members of Crest Marine, LLC

99.1	Press Release dated September 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCBC HOLDINGS, INC.

/s/Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary

Dated: September 10, 2018